UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 27, 2006

                            INFORMEDIX HOLDINGS, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                   000-50221                  88-0462762
(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)           Identification No.)



Georgetowne Park, 5880 Hubbard Drive, Rockville, Maryland          20852-4821
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      (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (301) 984-1566

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

      On January 27, 2006, InforMedix Holdings, Inc. (the "Registrant" or "InforMedix") announced that it closed on the first tranche of $1,380,000, in a PIPE (a Private Investment in a Public Entity) offering that will enable the Registrant to expand its sales and marketing efforts nationally of its Med-eMonitor System, and general working capital purposes. The offering will continue until an aggregate of $4.8 million of securities are sold or the offering is terminated. Each $10,000 investment unit consisted of 1 share of Series A Preferred Stock, initially convertible into 62,500 shares of the Registrant's common stock at $.16 per share, Series A-1 warrants to purchase 31,250 shares of common stock of InforMedix exercisable at $.24 per share, and Series A-2 warrants to purchase 31,250 shares of common stock of InforMedix at $.32 per share. A copy of the Registrant's press release announcing this PIPE offering is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.

      The securities sold in this offering and those to be offered have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report is not being used for the purpose of conditioning the market in the United States for any of the securities offered.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

      (d)   Exhibits.

Number   Description
------   -----------

99.1     InforMedix Holdings, Inc. Press Release dated January 27, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      INFORMEDIX HOLDINGS, INC.

Date: February 1, 2006                                By: /s/ Arthur T. Healey
                                                         ---------------------
                                                         Arthur T. Healey
                                                         Chief Financial Officer